Exhibit 10-31

AMENDMENT NO. 2

to

NEW YORK STATE ELECTRIC & GAS CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE

AS OF AUGUST 1, 2001

          The New York State Electric & Gas Corporation Supplemental Executive Retirement Plan, (the "Plan") amended and restated effective August 1, 2001, as heretofore amended, is hereby further amended as follows:

1.        Effective August 1, 2001, the Plan is hereby amended to delete Exhibit "A" thereto and replace it with Exhibit "A" attached hereto and made a part hereof.

          IN WITNESS WHEREOF OF THE ADOPTION OF THIS AMENDMENT No. 2, New York State Electric & Gas Corporation has set its hand and seal to this Amendment No. 2 on January 18, 2002.

NEW YORK STATE ELECTRIC & GAS
CORPORATION

By:   /s/Sherwood J. Rafferty
            Sherwood J. Rafferty
            Senior Vice President and
            Chief Financial Officer

Attest:   /s/Elaine DuBrava
                  Elaine DuBrava
                  Secretary

STATE OF NEW YORK         )
                                                  ) SS.:
COUNTY OF TOMPKINS     )

          On this    18    day of  January  , in the year of 2002, before me, the undersigned, personally appeared SHERWOOD J. RAFFERTY, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

  /s/Darlene E. Beach
          Notary Public

EXHIBIT "A"
Participating Employees

Robert D. Badertscher	Robert E. Martin
Richard H. Cerchiara	William G. McCann
William J. Cooney, Jr.	Sherwood J. Rafferty
Francis DiTommaso	James W. Rettberg
Thomas F. Dorazio	R. David Saunders
Michael D. Eastman	Susan T. Schattschneider
Brian J. Eldridge	Jeffrey K. Smith
Joseph C. Fleury	Teresa M. Turner
Raymond E. Jensen	Dennis R. Urgento
Arthur E. Kruppenbacher	Michael C.Y. Van
Robert L. Malecki	William K. Von Iderstein